UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2022

WESTERN ASSET

INTERMEDIATE MATURITY

NEW YORK MUNICIPALS FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide New York investors with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes* as is consistent with the preservation of principal.

*

Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

II	Western Asset Intermediate Maturity New York Municipals Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Intermediate Maturity New York Municipals Fund for the twelve-month reporting period ended November 30, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective December 1, 2022, the Fund’s manager agreed to reduce the Fund’s investment management fee rate and certain fund expenses. For more information, please see the supplement to the Fund’s prospectus, dated December 1, 2022.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 30, 2022

Western Asset Intermediate Maturity New York Municipals Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide New York investors with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with the preservation of principal. Under normal circumstances, the Fund invests at least 80% of its assets in investment grade “New York municipal securities” or other investments with similar economic characteristics. New York municipal securities are securities the interest on which is exempt from regular federal income tax and New York State and New York City personal income taxes. Interest on New York municipal securities may be subject to the federal alternative minimum tax.

New York municipal securities include debt obligations issued by the state of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

The Fund focuses on investment grade bonds (that is, securities rated in the Baa/ BBB categories or above or, if unrated, that we deemed to be of comparable credit quality) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds). The Fund may invest up to 20% of its assets in unrated securities that we determine to be equivalent to investment grade. Although the Fund may invest in securities of any maturity, the Fund normally maintains an average effective portfolio maturity of between three and ten years.

The Fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities we believe will benefit from changes in market conditions.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house

Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report	1

Fund overview (cont’d)

economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and fell sharply over the twelve-month reporting period ended November 30, 2022. The market’s decline was driven by a number of factors, including rising inflation and interest rates, aggressive Federal Reserve Board (the “Fed”) monetary policy tightening, the repercussions from the COVID-19 pandemic and its variants, the weakening global economy, and the war in Ukraine.

Short-term U.S. Treasury yields moved sharply higher as the Fed began to aggressively raise interest rates in March 2022. Over the next eight months, the central bank hiked rates an additional five times, bringing the federal funds rate to a range between 3.75% and 4.00%, the highest level since 2008. The yield for the two-year Treasury note began the reporting period at 0.52% (the low for the reporting period) and ended at 4.38%. The peak of 4.72% occurred on November 7, 2022. The yield for the ten-year Treasury note began the reporting period at 1.43% and ended the period at 3.68%. The low of 1.35% occurred on December 3, 2021, and the peak of 4.25% occurred on October 24, 2022.

The municipal bond market produced a negative absolute return but outperformed its taxable bond counterpart during the twelve-month reporting period. Over that time, the Bloomberg Municipal Bond Indexi and the Bloomberg U.S. Aggregate Indexii returned -8.64% and -12.84%, respectively. Both the taxable and tax-free bond markets were negatively impacted by rising interest rates.

The New York intermediate municipal bond market, as measured by the Bloomberg New York Intermediate Municipal Bond Indexiii, returned -5.60% during the twelve-month reporting period. New York continues to recover from the COVID-19 pandemic. As of October 2022, New York City had recovered 75% of jobs lost, leaving employment just 4.5% below pre-pandemic levels. Fiscal year 2022 ended with substantially higher revenues than originally budgeted, largely due to higher wages, sales tax collections, and temporary increases in personal income and business tax rates. As a result, reserves for rainy day and economic uncertainty ended 2022 at $9 billion — more than halfway to the 2025 target of 15% of budget. Overall, the fiscal year 2023 budget is greater than 2022; expenditures continue to target programs supporting an economic recovery, including relief for small business and improved healthcare and social services.

Q. How did we respond to these changing market conditions?

A. We increased the Fund’s duration during the reporting period. From a sector positioning perspective, we increased the Fund’s allocation to water and sewer and reduced its pre-refunded exposure. Looking at the Fund’s quality positioning, we reduced its exposure to securities rated A and increased its allocation to securities rated AA.

2	Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report

Performance review

For the twelve months ended November 30, 2022, Class A shares of Western Asset Intermediate Maturity New York Municipals Fund, excluding sales charges, returned -7.70%. The Fund’s unmanaged benchmark, the Bloomberg New York Intermediate Municipal Bond Index, returned -5.60% for the same period. The Lipper New York Intermediate Municipal Debt Funds Category Averageiv returned -7.09% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of November 30, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Intermediate Maturity New York Municipals Fund:
Class A	-0.83%	-7.70%
Class C	-1.13%	-8.35%
Class I	-0.76%	-7.68%
Bloomberg New York Intermediate Municipal Bond Index	-0.18%	-5.60%
Lipper New York Intermediate Municipal Debt Funds Category Average	-0.79%	-7.09%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended November 30, 2022 for Class A, Class C and Class I shares were 2.50%, 1.98% and 2.71%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C and Class I shares would have been 2.38%, 1.93% and 2.56%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2022, as supplemented December 1, 2022, the gross total annual fund operating expense ratios for Class A, Class C and Class I shares were 0.74%, 1.30% and 0.60%, respectively.

Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report	3

Fund overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.75% for Class A shares, 1.35% for Class C shares and 0.50% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its yield curve positioning. In particular, an underweight to the five-year portion of the yield curve was additive for performance. From a sector positioning perspective, security selection in the health care and pre-refunded sectors was most beneficial.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance was its overweight to duration, as yields rose over the period. Additionally, security selection within transportation and special tax detracted from returns. From an allocation perspective, overweights to higher risk (beta) sectors such as transportation, industrial revenue, and health care detracted from performance.

Thank you for your investment in Western Asset Intermediate Maturity New York Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

December 9, 2022

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher rated obligations. As a non-diversified fund, the Fund can invest a larger percentage of its assets in a smaller number of issuers than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers,

4	Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report

regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investing in securities issued by investment companies, including exchange-traded funds (“ETFs”), involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The Bloomberg Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

ii

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Bloomberg New York Intermediate Municipal Bond Index is a market value weighted index of New York investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of five to ten years.

iv

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 33 funds for the six-month period and among the 33 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2022 and November 30, 2021. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2022 and held for the six months ended November 30, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.83%	$1,000.00	$991.70	0.75%	$3.74	Class A	5.00%	$1,000.00	$1,021.31	0.75%	$3.80
Class C	-1.13	1,000.00	988.70	1.35	6.73	Class C	5.00	1,000.00	1,018.30	1.35	6.83
Class I	-0.76	1,000.00	992.40	0.60	3.00	Class I	5.00	1,000.00	1,022.06	0.60	3.04

Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended November 30, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

8	Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 11/30/22	-7.70%	-8.35%	-7.68%
Five Years Ended 11/30/22	1.20	0.57	1.32
Ten Years Ended 11/30/22	1.12	0.52	1.27

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 11/30/22	-9.72%	-8.35%	-7.68%
Five Years Ended 11/30/22	0.73	0.57	1.32
Ten Years Ended 11/30/22	0.89	0.52	1.27

Cumulative total returns
Without sales charges[1]
Class A (11/30/12 through 11/30/22)	11.78%
Class C (11/30/12 through 11/30/22)	5.27
Class I (11/30/12 through 11/30/22)	13.41

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Intermediate Maturity New York Municipals Fund vs. Bloomberg New York Intermediate Municipal Bond Index and Lipper New York Intermediate Municipal Debt Funds Category Average† — November 2012 - November 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Intermediate Maturity New York Municipals Fund on November 30, 2012, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2022. The hypothetical illustration also assumes a $10,000 investment, in the Bloomberg New York Intermediate Municipal Bond Index and the Lipper New York Intermediate Municipal Debt Funds Category Average. The Bloomberg New York Intermediate Municipal Bond Index (the “Index”) is a market value weighted index of New York investment grade (Baa3/BBB-or higher) fixed-rate municipal bonds with maturities of five to ten years. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper New York Intermediate Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report

Schedule of investments

November 30, 2022

Western Asset Intermediate Maturity New York Municipals Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 79.4%
Education — 6.1%
Buffalo & Erie County, NY, Industrial Land Development Corp. Revenue, Tapestry Charter School Project, Series A	5.000%	8/1/37	$825,000	$795,041
Build NYC Resource Corp., NY, Revenue:
Academic Leadership Charter School Project, Series 2021	4.000%	6/15/27	100,000	99,391
Academic Leadership Charter School Project, Series 2021	4.000%	6/15/28	100,000	99,162
Academic Leadership Charter School Project, Series 2021	4.000%	6/15/29	110,000	108,533
Academic Leadership Charter School Project, Series 2021	4.000%	6/15/30	100,000	98,105
Academic Leadership Charter School Project, Series 2021	4.000%	6/15/36	360,000	332,390
Manhattan College Project, Refunding	5.000%	8/1/35	400,000	420,271
Manhattan College Project, Refunding	5.000%	8/1/36	500,000	522,954
New York State Dormitory Authority Revenue:
New York University, Series A, Refunding	4.000%	7/1/40	2,000,000	1,984,912
New York University, Series C, Refunding	4.000%	7/1/36	1,802,000	1,816,548
Troy, NY, Capital Resource Corp., Revenue:
Rensselaer Polytechnic Institute Project, Series A, Refunding	5.000%	9/1/27	2,000,000	2,139,104
Rensselaer Polytechnic Institute Project, Series A, Refunding	5.000%	9/1/36	900,000	953,442
Total Education				9,369,853
Health Care — 4.9%
Brookhaven, NY, Local Development Corp., Long Island Community Hospital Project, Series A	5.000%	10/1/34	750,000	798,076
Build NYC Resource Corp., NY, Revenue, The Children’s Aid Society Project	4.000%	7/1/44	480,000	445,297
New York State Dormitory Authority Revenue, Northwell Health Obligated Group, Series B-3	5.000%	5/1/26	5,000,000	5,243,911	(a)(b)
Oneida County, NY, Local Development Corp., Mohawk Valley Health System Project, Series A, Refunding, AGM	4.000%	12/1/32	1,000,000	1,016,192
Total Health Care				7,503,476

See Notes to Financial Statements.

Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report	11

Schedule of investments (cont’d)

November 30, 2022

Western Asset Intermediate Maturity New York Municipals Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Industrial Revenue — 2.6%
Build NYC Resource Corp., NY, Solid Waste Disposal Revenue, Pratt Paper NY Inc. Project, Refunding	4.500%	1/1/25	$600,000	$605,625	(c)(d)
New York City, NY, Industrial Development Agency Revenue, Yankee Stadium Project, Series A, Refunding, AGM	5.000%	3/1/28	1,000,000	1,088,988
New York State Transportation Development Corp., Special Facilities Revenue:
American Airlines Inc., John F. Kennedy International Airport Project 2021, Refunding	3.000%	8/1/31	600,000	536,768	(d)
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/30	500,000	509,090	(d)
Niagara Area Development Corp., NY, Solid Waste Disposal Facility Revenue, Covanta Project, Series B, Refunding	3.500%	11/1/24	1,250,000	1,219,248	(c)
Total Industrial Revenue				3,959,719
Leasing — 1.5%
New York State Dormitory Authority Revenue, Non-State Supported Debt School District Program, Series A, AGM	5.000%	10/1/30	1,995,000	2,234,114
Local General Obligation — 6.1%
Nassau County, NY, Health Care Corp. Revenue, Nassau County GTD, Refunding	5.000%	8/1/28	5,250,000	5,763,483
New York City, NY, GO, Subseries B-1	5.250%	10/1/43	1,500,000	1,675,273
Suffolk County, NY, GO, Series A, Refunding	5.000%	6/15/34	1,720,000	1,959,910
Total Local General Obligation				9,398,666
Power — 3.3%
Long Island, NY, Power Authority Electric System Revenue:
Series B, Refunding	1.650%	9/1/24	1,750,000	1,690,145	(a)(b)
Series B, Refunding	0.850%	9/1/25	2,500,000	2,277,676	(a)(b)
Puerto Rico Electric Power Authority Revenue:
Series A	5.000%	7/1/42	215,000	159,100	*(e)
Series A	5.050%	7/1/42	70,000	51,625	*(e)
Series DDD, Refunding	5.000%	7/1/21	370,000	271,950	*(f)
Series TT	5.000%	7/1/37	450,000	333,000	*(e)
Series XX	5.250%	7/1/40	215,000	159,637	*(e)
Series ZZ, Refunding	5.250%	7/1/18	100,000	73,750	*(f)
Total Power				5,016,883

See Notes to Financial Statements.

12	Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report

Western Asset Intermediate Maturity New York Municipals Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Pre-Refunded/Escrowed to Maturity — 3.6%
Build NYC Resource Corp., NY, Revenue:
New York Methodist Hospital Project, Refunding	5.000%	7/1/26	$600,000	$621,565	(g)
New York Methodist Hospital Project, Refunding	5.000%	7/1/28	1,000,000	1,035,942	(g)
New York Methodist Hospital Project, Refunding	5.000%	7/1/29	400,000	414,377	(g)
New York State Dormitory Authority Revenue:
Non-State Supported Debt School District Program, Series A, AGM	5.000%	10/1/30	5,000	5,598	(g)
Pratt Institute, Series A, Refunding	5.000%	7/1/25	250,000	258,396	(g)
Pratt Institute, Series A, Refunding	5.000%	7/1/26	500,000	516,791	(g)
Pratt Institute, Series A, Refunding	5.000%	7/1/29	500,000	516,791	(g)
Western Nassau County, NY, Water Authority, Water System Revenue:
Series A	5.000%	4/1/31	250,000	262,913	(g)
Series A	5.000%	4/1/32	700,000	736,156	(g)
Series A	5.000%	4/1/34	1,040,000	1,093,717	(g)
Total Pre-Refunded/Escrowed to Maturity				5,462,246
Solid Waste/Resource Recovery — 1.1%
Rockland County, NY, Solid Waste Management Authority Revenue:
Exempt Facility General Obligation, Green Bonds, Series A	4.000%	12/15/38	625,000	613,351	(d)
Exempt Facility General Obligation, Green Bonds, Series A	4.000%	12/15/39	1,040,000	1,020,724	(d)
Total Solid Waste/Resource Recovery				1,634,075
Special Tax Obligation — 13.8%
Hudson Yards Infrastructure Corp., NY, Second
Indenture Revenue, Series A, Refunding	5.000%	2/15/35	3,000,000	3,199,721
New York State Convention Center Development Corp. Revenue, CAB, Subordinated Lien, Hotel Unit Fee Secured, Series B	0.000%	11/15/33	4,240,000	2,620,505
New York State Dormitory Authority, Sales Tax Revenue:
Bidding Group 1 Bonds, Series C, Refunding	5.000%	3/15/39	3,515,000	3,744,114
Group C, Series A	5.000%	3/15/42	3,060,000	3,215,024
New York State Dormitory Authority, State Personal Income Tax Revenue:
Series D, Refunding	5.000%	2/15/41	4,000,000	4,296,475

See Notes to Financial Statements.

Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report	13

Schedule of investments (cont’d)

November 30, 2022

Western Asset Intermediate Maturity New York Municipals Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Special Tax Obligation — continued
Transportation, Series A	5.000%	3/15/23	$500,000	$503,710
Transportation, Series A	5.000%	3/15/25	1,000,000	1,006,727
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue:
CAB, Restructured, Series A-1	0.000%	7/1/27	210,000	169,257
Restructured, Series A-1	4.550%	7/1/40	40,000	37,253
Restructured, Series A-2	4.329%	7/1/40	70,000	63,414
Restructured, Series A-2A	4.550%	7/1/40	1,270,000	1,182,790
Triborough Bridge & Tunnel Authority, NY, Revenue, Senior Lien-MTA Bridges & Tunnels, Series C-1A	5.000%	5/15/51	1,000,000	1,066,893
Total Special Tax Obligation				21,105,883
State General Obligation — 0.1%
Puerto Rico Commonwealth, GO:
CAB, Restructured, Series A-1	0.000%	7/1/24	3,127	2,874
CAB, Restructured, Series A-1	0.000%	7/1/33	12,094	6,639
Restructured, Series A-1	5.250%	7/1/23	5,248	5,271
Restructured, Series A-1	5.375%	7/1/25	10,466	10,617
Restructured, Series A-1	5.625%	7/1/27	10,372	10,623
Restructured, Series A-1	5.625%	7/1/29	10,203	10,459
Restructured, Series A-1	5.750%	7/1/31	9,910	10,180
Restructured, Series A-1	4.000%	7/1/33	9,398	8,189
Restructured, Series A-1	4.000%	7/1/35	8,447	7,204
Restructured, Series A-1	4.000%	7/1/37	7,250	6,059
Restructured, Series A-1	4.000%	7/1/41	9,857	7,922
Restructured, Series A-1	4.000%	7/1/46	10,251	7,917
Subseries CW	0.000%	11/1/43	44,382	20,249	(b)
Total State General Obligation				114,203
Transportation — 30.2%
MTA, NY, Dedicated Tax Fund Revenue, Green Bonds, Series A	5.000%	11/15/34	5,000,000	5,361,423
MTA, NY, Transportation Revenue:
Green Bonds, Series B, Refunding	5.000%	11/15/26	1,000,000	1,050,691
Green Bonds, Series C-1, Refunding	5.000%	11/15/24	370,000	380,744
Green Bonds, Series E, Refunding	4.000%	11/15/26	2,000,000	2,007,228
Series A-2	5.000%	5/15/30	1,250,000	1,323,270	(a)(b)
Series B, Refunding	5.000%	11/15/37	1,000,000	1,013,271
New York State Bridge Authority Revenue, Series A	4.000%	1/1/46	725,000	698,702

See Notes to Financial Statements.

14	Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report

Western Asset Intermediate Maturity New York Municipals Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Transportation — continued
New York State Thruway Authority Revenue:
Series L, Refunding	5.000%	1/1/31	$1,750,000	$1,918,498
Series L, Refunding	5.000%	1/1/32	1,250,000	1,366,403
New York State Transportation Development Corp., Special Facilities Revenue:
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/32	1,200,000	1,218,130	(d)
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/33	5,100,000	5,165,939	(d)
Terminal 4 John F. Kennedy International Airport Project, Series A	5.000%	12/1/25	1,120,000	1,157,946	(d)
Terminal 4 John F. Kennedy International Airport Project, Series C, Refunding	5.000%	12/1/37	2,500,000	2,586,118
Port Authority of New York & New Jersey Revenue:
Consolidated Series 185	5.000%	9/1/25	2,000,000	2,057,571	(d)
Consolidated Series 185	5.000%	9/1/26	5,935,000	6,097,694	(d)
Consolidated Series 193, Refunding	5.000%	10/15/30	8,000,000	8,267,046	(d)
Consolidated Series 226, Refunding	5.000%	10/15/37	1,250,000	1,315,530	(d)
Triborough Bridge & Tunnel Authority, NY, Revenue, General-MTA Bridges & Tunnels, Series A	5.000%	11/15/49	3,000,000	3,185,702
Total Transportation				46,171,906
Water & Sewer — 6.1%
Buffalo, NY, Municipal Water Finance Authority, Water System Revenue:
Series A, Refunding	5.000%	7/1/26	900,000	949,333
Series A, Refunding	5.000%	7/1/27	1,000,000	1,053,026
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution, Series CC-1, Refunding	5.000%	6/15/46	2,500,000	2,588,309
New York State Environmental Facilities Corp., Clean Water and Drinking Water Revolving Funds Revenue:
NYC Municipal Water Authority Projects - Second Resolution, Subordinated, Series A	5.000%	6/15/23	1,250,000	1,267,240
NYC Municipal Water Authority Projects - Second Resolution, Subordinated, Series A	5.000%	6/15/24	1,500,000	1,519,433

See Notes to Financial Statements.

Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report	15

Schedule of investments (cont’d)

November 30, 2022

Western Asset Intermediate Maturity New York Municipals Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Water & Sewer — continued
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Senior Lien, Series A, Refunding	5.000%	7/1/47	$500,000	$480,065	(c)
Western Nassau County, NY, Water Authority, Water System Revenue:
Green Bonds, Series A	4.000%	4/1/41	450,000	438,736
Green Bonds, Series A	4.000%	4/1/46	1,000,000	966,333
Total Water & Sewer				9,262,475
Total Municipal Bonds (Cost — $125,554,766)				121,233,499
Municipal Bonds Deposited in Tender Option Bond Trust (h) — 1.0%
Water & Sewer — 1.0%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution Fiscal 2023, Subseries AA-3, Refunding (Cost — $1,520,083)	5.000%	6/15/47	1,435,000	1,554,556
Total Investments before Short-Term Investments (Cost — $127,074,849)				122,788,055
Short-Term Investments — 19.0%
Municipal Bonds — 19.0%
Education — 0.4%
New York State Dormitory Authority Revenue, Non-State Supported Debt, Rockefeller University, Series A2, SPA - JPMorgan Chase & Co.	1.850%	7/1/32	600,000	600,000	(i)(j)
General Obligations — 6.7%
New York City, NY, GO:
Series 1, Subseries I-2, SPA - JPMorgan Chase & Co.	1.000%	3/1/40	2,200,000	2,200,000	(i)(j)
Subseries D-4, LOC - TD Bank N.A.	1.000%	8/1/40	4,300,000	4,300,000	(i)(j)
Subseries E-5, LOC - TD Bank N.A.	1.000%	3/1/48	650,000	650,000	(i)(j)
Subseries I-4, Refunding, LOC - TD Bank N.A.	1.000%	4/1/36	3,050,000	3,050,000	(i)(j)
Total General Obligations				10,200,000
Housing: Multi-Family — 1.0%
New York City, NY, HDC, MFH Revenue, Beacon Mews Development, Series A, LOC - Citibank N.A.	1.850%	4/1/39	900,000	900,000	(d)(i)(j)
New York State HFA Revenue:
East 39th Street, Series A, LIQ - FNMA, LOC - FNMA	1.800%	11/15/31	500,000	500,000	(d)(i)(j)
Series I, Refunding, SPA - TD Bank N.A.	3.850%	11/1/55	200,000	200,000	(i)(j)
Total Housing: Multi-Family				1,600,000

See Notes to Financial Statements.

16	Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report

Western Asset Intermediate Maturity New York Municipals Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Other — 0.1%
Battery Park City Authority Revenue, NY, Subseries D-2, Refunding, SPA - TD Bank N.A.	1.850%	11/1/38	$200,000	$200,000	(i)(j)
Power — 1.5%
New York State Energy Research & Development
Authority Facilities Revenue:
Consolidated Edison Co. of New York Inc. Project, Subseries C-2, LOC - Mizuho Bank Ltd.	1.850%	11/1/39	200,000	200,000	(d)(i)(j)
Consolidated Edison Co. of New York Inc. Project, Subseries C-3, LOC - Mizuho Bank Ltd.	1.750%	11/1/39	2,100,000	2,100,000	(d)(i)(j)
Total Power				2,300,000
Tax Allocation — 0.7%
New York City, NY, TFA Revenue Future Tax Secured, Subordinated, Subseries E-3, SPA - JPMorgan Chase & Co.	1.000%	2/1/45	1,000,000	1,000,000	(i)(j)
Transportation — 0.6%
MTA, NY, Transportation Revenue, Subseries G-2, Refunding, LOC - TD Bank N.A.	1.850%	11/1/32	950,000	950,000	(i)(j)
Water & Sewer — 8.0%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution Fiscal 2008, Series BB-5, Refunding, SPA - Bank of America N.A.	1.000%	6/15/33	3,450,000	3,450,000	(i)(j)
Second General Resolution Fiscal 2014, Series AA-3, Refunding, SPA - TD Bank N.A.	1.000%	6/15/49	5,800,000	5,800,000	(i)(j)
Second General Resolution Fiscal 2014, Series AA-5, Refunding, SPA - Mizuho Bank Ltd.	1.000%	6/15/48	1,100,000	1,100,000	(i)(j)
Second General Resolution Fiscal 2016, Series AA-1, Refunding, SPA - Bank of America N.A.	0.980%	6/15/48	1,655,000	1,655,000	(i)(j)
Second General Resolution, Series DD-1, Refunding, SPA - TD Bank N.A.	1.000%	6/15/43	200,000	200,000	(i)(j)
Total Water & Sewer				12,205,000
Total Short-Term Investments (Cost — $29,055,000)				29,055,000
Total Investments — 99.4% (Cost — $156,129,849)				151,843,055
TOB Floating Rate Notes — (0.6)%				(955,000)
Other Assets in Excess of Other Liabilities — 1.2%				1,869,779
Total Net Assets — 100.0%				$152,757,834

See Notes to Financial Statements.

Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report	17

Schedule of investments (cont’d)

November 30, 2022

Western Asset Intermediate Maturity New York Municipals Fund

*	Non-income producing security.

(a)	Maturity date shown represents the mandatory tender date.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(e)	The coupon payment on this security is currently in default as of November 30, 2022.

(f)	The maturity principal is currently in default as of November 30, 2022.

(g)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.

(h)	Represents securities deposited into a special purpose entity, referred to as a Tender Option Bond (“TOB”) trust (Note 1).

(i)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the remarketing agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(j)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

Abbreviation(s) used in this schedule:

AGM	— Assured Guaranty Municipal Corporation — Insured Bonds

CAB	— Capital Appreciation Bonds

FNMA	— Federal National Mortgage Association

GO	— General Obligation

GTD	— Guaranteed

HDC	— Housing Development Corporation

HFA	— Housing Finance Agency

LIQ	— Liquidity Facility

LOC	— Letter of Credit

MFH	— Multi-Family Housing

MTA	— Metropolitan Transportation Authority

SPA	— Standby Bond Purchase Agreement — Insured Bonds

TFA	— Transitional Finance Authority

See Notes to Financial Statements.

18	Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report

Statement of assets and liabilities

November 30, 2022

Assets:
Investments, at value (Cost — $156,129,849)	$151,843,055
Cash	45,051
Interest receivable	1,444,884
Receivable for Fund shares sold	865,445
Prepaid expenses	14,570
Total Assets	154,213,005

Liabilities:
TOB Floating Rate Notes (Note 1)	955,000
Payable for Fund shares repurchased	355,589
Investment management fee payable	46,628
Distributions payable	24,421
Service and/or distribution fees payable	21,663
Trustees’ fees payable	537
Interest expense payable	250
Accrued expenses	51,083
Total Liabilities	1,455,171
Total Net Assets	$152,757,834

Net Assets:
Par value (Note 7)	$190
Paid-in capital in excess of par value	162,638,944
Total distributable earnings (loss)	(9,881,300)
Total Net Assets	$152,757,834

Net Assets:
Class A	$84,872,708
Class C	$18,762,005
Class I	$49,123,121

Shares Outstanding:
Class A	10,532,464
Class C	2,326,982
Class I	6,106,882

Net Asset Value:
Class A (and redemption price)	$8.06
Class C (and redemption price)	$8.06
Class I (and redemption price)	$8.04
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$8.25

See Notes to Financial Statements.

Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report	19

Statement of operations

For the Year Ended November 30, 2022

Investment Income:
Interest	$4,119,603

Expenses:
Investment management fee (Note 2)	776,034
Service and/or distribution fees (Notes 2 and 5)	299,152
Transfer agent fees (Note 5)	95,611
Fund accounting fees	69,792
Registration fees	59,048
Audit and tax fees	33,802
Shareholder reports	15,070
Legal fees	9,866
Trustees’ fees	3,395
Commitment fees (Note 8)	1,103
Custody fees	787
Insurance	595
Interest expense (Note 1)	250
Miscellaneous expenses	7,864
Total Expenses	1,372,369
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(141,726)
Net Expenses	1,230,643
Net Investment Income	2,888,960

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(1,930,417)
Change in Net Unrealized Appreciation (Depreciation) From Investments	(13,687,542)
Net Loss on Investments	(15,617,959)
Decrease in Net Assets From Operations	$(12,728,999)

See Notes to Financial Statements.

20	Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report

Statements of changes in net assets

For the Years Ended November 30,	2022	2021

Operations:
Net investment income	$2,888,960	$2,837,043
Net realized gain (loss)	(1,930,417)	1,995,517
Change in net unrealized appreciation (depreciation)	(13,687,542)	886,719
Increase (Decrease) in Net Assets From Operations	(12,728,999)	5,719,279

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(2,880,191)	(2,830,176)
Decrease in Net Assets From Distributions to Shareholders	(2,880,191)	(2,830,176)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	52,097,683	40,993,308
Reinvestment of distributions	2,570,979	2,500,254
Cost of shares repurchased	(51,948,618)	(33,218,352)
Increase in Net Assets From Fund Share Transactions	2,720,044	10,275,210
Increase (Decrease) in Net Assets	(12,889,146)	13,164,313

Net Assets:
Beginning of year	165,646,980	152,482,667
End of year	$152,757,834	$165,646,980

See Notes to Financial Statements.

Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$8.90	$8.73	$8.72	$8.41	$8.55

Income (loss) from operations:
Net investment income	0.16	0.16	0.19	0.24	0.26
Net realized and unrealized gain (loss)	(0.84)	0.17	0.01 [2]	0.31	(0.14)
Total income (loss) from operations	(0.68)	0.33	0.20	0.55	0.12

Less distributions from:
Net investment income	(0.16)	(0.16)	(0.19)	(0.24)	(0.26)
Total distributions	(0.16)	(0.16)	(0.19)	(0.24)	(0.26)

Net asset value, end of year	$8.06	$8.90	$8.73	$8.72	$8.41
Total return[3]	(7.70)%	3.84%	2.34%	6.64%	1.45%

Net assets, end of year (000s)	$84,873	$101,301	$88,289	$95,118	$82,728

Ratios to average net assets:
Gross expenses	0.84%	0.84%	0.84%	0.84%	0.86%
Net expenses[4,5]	0.75	0.75	0.75	0.75	0.75
Net investment income	1.90	1.84	2.21	2.80	3.12

Portfolio turnover rate	31%	20%	28%	31%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$8.91	$8.74	$8.73	$8.41	$8.56

Income (loss) from operations:
Net investment income	0.11	0.11	0.14	0.19	0.21
Net realized and unrealized gain (loss)	(0.85)	0.17	0.01 [2]	0.32	(0.15)
Total income (loss) from operations	(0.74)	0.28	0.15	0.51	0.06

Less distributions from:
Net investment income	(0.11)	(0.11)	(0.14)	(0.19)	(0.21)
Total distributions	(0.11)	(0.11)	(0.14)	(0.19)	(0.21)

Net asset value, end of year	$8.06	$8.91	$8.74	$8.73	$8.41
Total return[3]	(8.35)%	3.22%	1.73%	6.00%	0.84%

Net assets, end of year (000s)	$18,762	$25,770	$32,352	$49,519	$43,914

Ratios to average net assets:
Gross expenses	1.41%	1.40%	1.41%	1.42%	1.44%
Net expenses[4,5]	1.35	1.35	1.35	1.35	1.35
Net investment income	1.29	1.25	1.62	2.20	2.52

Portfolio turnover rate	31%	20%	28%	31%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$8.89	$8.72	$8.71	$8.40	$8.54

Income (loss) from operations:
Net investment income	0.17	0.18	0.20	0.26	0.28
Net realized and unrealized gain (loss)	(0.85)	0.17	0.01 [2]	0.31	(0.15)
Total income (loss) from operations	(0.68)	0.35	0.21	0.57	0.13

Less distributions from:
Net investment income	(0.17)	(0.18)	(0.20)	(0.26)	(0.27)
Total distributions	(0.17)	(0.18)	(0.20)	(0.26)	(0.27)

Net asset value, end of year	$8.04	$8.89	$8.72	$8.71	$8.40
Total return[3]	(7.68)%	4.00%	2.50%	6.80%	1.60%

Net assets, end of year (000s)	$49,123	$38,576	$31,841	$39,041	$40,723

Ratios to average net assets:
Gross expenses	0.70%	0.70%	0.71%	0.71%	0.71%
Net expenses[4,5]	0.60	0.60	0.60	0.60	0.60
Net investment income	2.07	1.99	2.37	2.96	3.27

Portfolio turnover rate	31%	20%	28%	31%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate Maturity New York Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services — Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third

Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report	25

Notes to financial statements (cont’d)

party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Municipal Bonds	—	$121,233,499	—	$121,233,499
Municipal Bonds Deposited in Tender Option Bond Trust	—	1,554,556	—	1,554,556
Total Long-Term Investments	—	122,788,055	—	122,788,055
Short-Term Investments†	—	29,055,000	—	29,055,000
Total Investments	—	$151,843,055	—	$151,843,055

†	See Schedule of Investments for additional detailed categorizations.

(b) Tender option bonds. The Fund may enter into tender option bond (“TOB”) transactions and may invest in inverse floating rate instruments (“Inverse Floaters”) issued in TOB transactions. The Fund may participate either in structuring an Inverse Floater or purchasing an Inverse Floater in the secondary market. When structuring an Inverse Floater, the Fund deposits securities (typically municipal bonds or other municipal securities) (the “Underlying Bonds”) into a special purpose entity, referred to as a TOB trust. The TOB trust generally issues floating rate notes (“Floaters”) to third parties and residual interest, Inverse Floaters, to the Fund. The Floaters issued by the TOB trust have interest rates which reset weekly and provide the holders of the Floaters the option to tender their notes back to the TOB trust for redemption at par at each reset date. The net proceeds of the sale of the Floaters, after expenses, are received by the Fund and may be invested in additional securities. The Inverse Floaters are inverse floating rate debt instruments, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on any Inverse Floaters paid to the Fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floaters issued by a TOB trust may be senior to the Inverse Floaters held by the Fund. The value and market for Inverse Floaters can be volatile, and Inverse Floaters can have limited liquidity.

An investment in an Inverse Floater structured by the Fund is accounted for as a secured borrowing. The Underlying Bonds deposited into the TOB trust are included in the Fund’s Schedule of Investments and a liability for Floaters (TOB floating rate notes) issued by the TOB trust is recognized in the Fund’s Statement of Assets and Liabilities. The carrying amount of the TOB trust’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. Interest income, including amortization, on the Underlying Bonds is recognized in the Fund’s Statements of Operations. Interest paid to holders of the Floaters, as well as other expenses related to administration, liquidity, remarketing and trustee services of the TOB trust, are recognized in Interest expense in the Fund’s Statement of Operations.

Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report	27

Notes to financial statements (cont’d)

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting New York.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

28	Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Effective December 1, 2022, the investment management fee, calculated daily and paid monthly, was changed to an annual rate of 0.40% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 0.75%, 1.35% and 0.60% (0.50% effective December 1, 2022), respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

During the year ended November 30, 2022, fees waived and/or expenses reimbursed amounted to $141,726.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report	29

Notes to financial statements (cont’d)

Pursuant to these arrangements, at November 30, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class I
Expires November 30, 2023	$81,241	$16,086	$34,245
Expires November 30, 2024	85,317	13,720	42,689
Total fee waivers/expense reimbursements subject to recapture	$166,558	$29,806	$76,934

For the year ended November 30, 2022, LMPFA did not recapture any fees.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $250,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$588
CDSCs	5,785

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended November 30, 2022, such purchase and sale transactions (excluding accrued interest) were $53,415,000 and $35,335,000, respectively.

30	Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report

3. Investments

During the year ended November 30, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$41,698,871
Sales	53,474,675

At November 30, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$155,194,437	$439,598	$(4,745,980)	$(4,306,382)

4. Derivative instruments and hedging activities

During the year ended November 30, 2022, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.15% and 0.75% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$138,321	$58,589
Class C	160,831	7,550
Class I	—	29,472
Total	$299,152	$95,611

For the year ended November 30, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$85,317
Class C	13,720
Class I	42,689
Total	$141,726

Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report	31

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended November 30, 2022	Year Ended November 30, 2021
Net Investment Income:
Class A	$1,746,121	$1,751,430
Class C	276,270	371,537
Class I	857,800	707,209
Total	$2,880,191	$2,830,176

7. Shares of beneficial interest

At November 30, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2022		Year Ended November 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,848,165	$15,169,321	2,413,934	$21,568,080
Shares issued on reinvestment	194,303	1,601,962	179,084	1,594,585
Shares repurchased	(2,889,593)	(23,648,086)	(1,324,039)	(11,789,475)
Net increase (decrease)	(847,125)	$(6,876,803)	1,268,979	$11,373,190

Class C
Shares sold	359,821	$3,055,638	815,176	$7,269,451
Shares issued on reinvestment	33,440	275,900	41,365	368,272
Shares repurchased	(959,903)	(8,027,627)	(1,666,168)	(14,847,642)
Net decrease	(566,642)	$(4,696,089)	(809,627)	$(7,209,919)

Class I
Shares sold	4,171,419	$33,872,724	1,367,758	$12,155,777
Shares issued on reinvestment	84,632	693,117	60,459	537,397
Shares repurchased	(2,490,273)	(20,272,905)	(739,757)	(6,581,235)
Net increase	1,765,778	$14,292,936	688,460	$6,111,939

8. Redemption facility

The Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

32	Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended November 30, 2022.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2022	2021
Distributions paid from:
Tax-exempt income	$2,878,767	$2,830,152
Ordinary income	1,424	24
Total distributions paid	$2,880,191	$2,830,176

As of November 30, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed tax-exempt income — net	$340,943
Deferred capital losses*	(5,909,190)
Other book/tax temporary differences(a)	(6,671)
Unrealized appreciation (depreciation)(b)	(4,306,382)
Total distributable earnings (loss) — net	$(9,881,300)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference between book and tax accretion methods for market discount on fixed income securities.

10. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report	33

Notes to financial statements (cont’d)

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

34	Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Intermediate Maturity New York Municipals Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Intermediate Maturity New York Municipals Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the five years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

January 17, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Intermediate Maturity New York Municipals Fund 2022 Annual Report	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Intermediate Maturity New York Municipals Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

36	Western Asset Intermediate Maturity New York Municipals Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); and Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); and formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

Western Asset Intermediate Maturity New York Municipals Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); and Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); and Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (2015 to 2022); Ralph M. Parson Foundation (since 2015); Kaiser Family Foundation (since 2012); and Edison International (since 2011)

38	Western Asset Intermediate Maturity New York Municipals Fund

Interested Trustee
Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer
Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 128 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	128
Other Trusteeships held by Trustee during the past five years	None

Additional Officers
Ted P. Becker
Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Intermediate Maturity New York Municipals Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

40	Western Asset Intermediate Maturity New York Municipals Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

Western Asset Intermediate Maturity New York Municipals Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

42	Western Asset Intermediate Maturity New York Municipals Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended November 30, 2022:

	Pursuant to:		Amount Reported
Exempt-Interest Dividends Distributed	§	852(b)(5)(A)	$2,878,767

Western Asset Intermediate Maturity New York Municipals Fund	43

Western Asset

Intermediate Maturity New York Municipals Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Western Asset Intermediate Maturity New York Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Intermediate Maturity New York Municipals Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate Maturity New York Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at
 (800) 632-2301.

* For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD0311 1/23 SR22-4574

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit-Related Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2021 and November 30, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $88,168 in November 30, 2021 and $88,168 in November 30, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2021 and $0 in November 30, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $29,250 in November 30, 2021 and $29,250 in November 30, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in November 30, 2021 and $0 in November 30, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $343,489 in November 30, 2021 and $350,359 in November 30, 2022.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not	applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 24, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 24, 2023